Putnam
Global Natural
Resources
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the addition of James Falvey to your fund's management team. James joined the management team of Putnam Global Natural Resources Fund shortly after the close of the fiscal year. Before joining Putnam earlier this year, he was with the firms of Dresdner Klienwort Benson and Smith Barney. He has 12 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 18, 2000

REPORT FROM FUND MANAGEMENT

Dolores Snyder Bamford

An overall increase in oil prices, most notably in the second half of the fiscal year, contributed to Putnam Global Natural Resources Fund's strong performance for the 12 months ended August 31, 2000. Energy resources account for the largest portion of the fund's portfolio, and this sector has been one of the best performers during an intensely volatile period for stock prices.

Technology stocks soared early in the year, many reaching price levels that were hundreds of times their earnings. Some high- flying stocks did not even have earnings to use as a basis for valuations. By the spring, concern about these soaring valuations set in, and many investors turned to the energy sector, where rising energy prices were improving margins for many companies in energy, natural gas, oil and gas, and electric utilities. Since these sectors accounted for more than 70% of total assets during the period, your fund performed well for its 2000 fiscal year.

Total return for 12 months ended 8/31/00

       Class A          Class B          Class C          Class M
     NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    12.07%   5.62%   11.19%  6.19%    11.22%  10.22%   11.47%   7.56%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND EMPHASIZES SOME OF THE WORLD'S LARGEST ENERGY COMPANIES

Enron is a good example of the large-capitalization, multifaceted companies featured in your fund's portfolio. With a market capitalization of $60 billion, this giant company is forward-looking, innovative, and aggressive, making effective use of its experience and expertise in trading natural gas and electricity to the telecommunications industry. It is also successfully capitalizing on deregulation in the electricity markets and on strength in natural gas, as well as using the Internet to revolutionize the way business is conducted around the world. EnronOnline, the company's online commodity trading system, allows users to transact business instantaneously using real-time prices for a range of energy and related commodities. Enron's other Internet subsidiaries include EnergyDesk.com, NewPowerCompany.com (a joint venture with IBM and America Online), Enron Weather and WaterDesk.com.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas                   36.0%

Energy                        18.7%

Natural gas
utilities                     14.0%

Chemicals                      8.7%

Paper and
forest products                6.3%

Footnote reads:
*Based on net assets as of 8/31/00. Holdings will vary over time.


Another major position for the fund throughout the past year has been companies that provide parts and services to oil companies, allowing them to increase drilling and production per well and to explore for new reserves. Stock prices for these companies were depressed in the beginning of 1999 but have rebounded with the rise in oil prices. Transocean Sedco Forex, a company with a $13 billion market capitalization, is a good example. We believe that over the next 3 to 4 years, the company will benefit substantially from increased demand for deep water oil rigs, as companies expand their search for new resources farther offshore, where the reserves of oil are huge. Prime areas of exploration are in deep areas of the Gulf of Mexico and off the coasts of West Africa and Brazil.

* DEMAND FOR OIL GROWING BY 2 MILLION BARRELS A DAY

One of the reasons oil prices were high during the period was that inventories were at 10-year lows, while demand was growing faster than production. U.S. reserves of home heating oil were so low that, shortly after the close of the period, President Clinton released some oil from the strategic petroleum reserves to help keep prices down as winter approaches. Only two OPEC countries -- Saudi Arabia and Kuwait -- have excess capacity right now, and any plans to increase supply may take about a year to benefit consumers. So even though OPEC announced plans to increase crude-oil output by 800,000 barrels a day starting October 1, over the near term oil prices were still expected to rise from $35 per barrel, where they stood at the close of the period.


"[Natural resources funds] typically invest most of their assets in the energy sector, specifically, the oil and natural gas industries. They also invest in other commodity-based companies like paper, steel and chemical concerns. . . The funds' reliance on commodity prices can make them volatile and keep them from moving in step with the S&P 500 index.
It can also make them a good choice if inflation rears its ugly head. . ."

-- The Street.com, May 16, 2000

However, in the next 3 or 4 years oil prices should subside if OPEC is able to boost production and as additional reserves from offshore drilling come to market. This is why we believe it is prudent to concentrate on large-cap stocks and leaders in exploration and production. In addition to Transocean, your fund's portfolio included companies such as Apache and Anadarko Petroleum Corp -- leaders in exploration and production -- as well as energy-services companies like Schlumberger, which offers oil-field services and customized integrated services for electricity and gas companies.

Looking ahead, trends also appear positive for natural gas companies because of increased demand for electricity. Natural gas is a domestic rather than a global market; supply has to come from within North America. U.S. companies likely to benefit from increased demand for natural gas include the exploration companies mentioned previously and companies such as El Paso Energy. El Paso recently merged with Sonat, the largest natural gas transmission system in the United States, and like Transocean, it has been a big winner for your fund. The business units of El Paso, one of the fastest growing companies in the United States, operate both nationally and internationally in diverse energy-related technologies.

* UTILITIES POSITION ADDS TO DIVERSIFICATION

While major integrated oil services firms continued to be of primary importance to your fund, we also maintained positions in other natural resource sectors, including basic materials and, most recently, electric utilities companies, which accounted for approximately 3% of the fund's total assets at the close of the period. This sector has outperformed the market lately, not only because of the world's increasing demand for energy, but also because of deregulation, which is taking place in the United States and many developed economies overseas. Deregulation has transformed this staid, mature industry into a growth sector.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ExxonMobil Corp.
Oil and gas

Total Fina Elf S.A. ADR (France)
Oil and gas

Royal Dutch Petroleum Co. PLC
ADR (The Netherlands)
Oil and gas

Enron Corp.
Natural gas utilities

Halliburton Co.
Energy

Transocean Sedco Forex, Inc.
Energy

BP Amoco PLC ADR
(United Kingdom)
Oil and gas

du Pont (E.I.) de Nemours & Co., Ltd.
Chemicals

Baker Hughes, Inc.
Energy

Williams Cos., Inc.
Natural gas utilities

Footnote reads:
These holdings represent 36.7% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


Stocks in the fund's basic materials sector, such as papers, chemicals, and metals, have lagged the market in part because they are more sensitive to changes in interest rates. Repeated efforts by the Federal Reserve Board to slow the economy have put a damper on these companies' near-term growth prospects. Rising oil prices and the weakness of the euro have also affected earnings of companies in these sectors. However, the companies we selected were attractively priced and we believe their long-term outlook is positive. One example is Alcoa, which we think is one of the best in the business because of its ability to grow earnings by improving the manufacturing process to lower costs. Alcoa has outperformed other basic materials companies by doing better than their competition, and we believe it will benefit when the sector returns to favor.

* FOCUS REMAINS ON INNOVATIVE ENERGY COMPANIES

We believe companies that take a revolutionary approach to their businesses offer the strongest growth potential, and that these companies will be the best performers over the long term. While our focus remains on energy -- exploration, production generation and transmission -- many of the companies we have selected also are active in technology to improve productivity and keep expenses down. Technological advances have made possible a prolonged period of growth with relatively low inflation that is spreading around the world. Risks are always present and the volatile climate the equity markets have been experiencing lately is likely to continue. However, our long-term forecast is for continued positive performance from a wide range of natural resources companies around the world and especially those able to combine experience and technology to boost production and keep their prices competitive.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors. International investing involves certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Natural Resources Fund is designed for investors seeking capital appreciation primarily through stocks of companies in the energy and natural resources industries.

TOTAL RETURN FOR PERIODS ENDED 8/31/00

                     Class A         Class B         Class C        Class M
(inception dates)   (7/24/80)       (2/1/94)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           12.07%   5.62%  11.19%   6.19%  11.22%  10.22%  11.47%   7.56%
------------------------------------------------------------------------------
5 years          80.08   69.74   73.40   71.40   73.53   73.53   75.52   69.41
Annual average   12.48   11.16   11.64   11.38   11.65   11.65   11.91   11.12
------------------------------------------------------------------------------
10 years        146.69  132.57  128.53  128.53  128.93  128.93  134.17  125.98
Annual average    9.45    8.81    8.62    8.62    8.63    8.63    8.88    8.49
------------------------------------------------------------------------------
Annual average
(life of fund)    7.48    7.17    6.57    6.57    6.68    6.68    6.84    6.65
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/00

                                                         Lipper Natural
                                       S&P 500              Resources
                                        Index                Average
-------------------------------------------------------------------------
1 year                                  16.32%                19.43%
-------------------------------------------------------------------------
5 years                                193.58                 73.37
Annual average                          24.02                 10.94
-------------------------------------------------------------------------
10 years                               493.39                132.80
Annual average                          19.49                  8.34
-------------------------------------------------------------------------
Annual average
(life of fund)                          17.15                 11.23
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/90

               Fund's class A       S&P 500         Lipper Natural
Date            shares at POP        Index         Resources Average

8/31/90             9,425            10,000            10,000
8/31/91            10,052            12,690             9,659
8/31/92            10,566            13,696             9,539
8/31/93            12,869            15,780            11,943
8/31/94            11,625            16,643            11,968
8/31/95            12,915            20,212            12,854
8/31/96            14,845            23,997            15,665
8/31/97            19,506            33,752            20,209
8/31/98            14,563            36,484            12,488
8/31/99            20,752            51,014            18,877
8/31/00           $23,257           $59,339           $23,280

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $22,853 and $22,893, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $23,417 ($22,598 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/00

                        Class A       Class B     Class C       Class M
--------------------------------------------------------------------------
Distributions
(number)                   1             1           1             1
--------------------------------------------------------------------------
Income                  $0.190        $0.053      $0.176        $0.084
--------------------------------------------------------------------------
Capital gains
  Long-term              0.108         0.108       0.108         0.108
--------------------------------------------------------------------------
  Short-term             0.205         0.205       0.205         0.205
--------------------------------------------------------------------------
  Total                 $0.503        $0.366      $0.489        $0.397
--------------------------------------------------------------------------
Share value:          NAV     POP       NAV         NAV       NAV     POP
--------------------------------------------------------------------------
8/31/99             $19.98  $21.20    $19.61      $19.98    $19.82  $20.54
--------------------------------------------------------------------------
8/31/00              21.79   23.12     21.37       21.64     21.62   22.40
--------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (7/24/80)       (2/1/94)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           14.86%   8.26%  14.02%   9.02%  14.05%  13.04%  14.32%  10.30%
------------------------------------------------------------------------------
5 years          78.04   67.76   71.43   69.43   71.60   71.60   73.52   67.41
Annual average   12.23   10.90   11.38   11.12   11.40   11.40   11.65   10.85
------------------------------------------------------------------------------
10 years        155.36  140.68  136.61  136.61  136.96  136.96  142.50  134.04
Annual average    9.83    9.18    8.99    8.99    9.01    9.01    9.26    8.88
------------------------------------------------------------------------------
Annual average
(life of fund)    7.41    7.10    6.50    6.50    6.61    6.61    6.77    6.59
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lipper Natural Resources Average* is composed of funds that invest more than 65% of their equity holdings in the natural resources industries.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Putnam Global Natural Resources Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund, including the fund's portfolio, as of August 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the years or periods in the four-year period ended August 31, 1999 were audited by other auditors whose report dated October 12, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG LLP
Boston, Massachusetts
October 6, 2000



THE FUND'S PORTFOLIO
August 31, 2000

COMMON STOCKS (99.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (1.6%)
-------------------------------------------------------------------------------------------------------------------
            100,400 Charter One Financial, Inc.                                                       $   2,384,500
             92,200 Washington Mutual, Inc.                                                               3,227,000
                                                                                                      -------------
                                                                                                          5,611,500

Chemicals (8.7%)
-------------------------------------------------------------------------------------------------------------------
             54,200 Air Products & Chemicals, Inc.                                                        1,968,138
             71,100 BOC Group PLC                                                                         1,035,255
             82,000 Dow Chemical Co.                                                                      2,147,375
            240,000 du Pont (E.I.) de Nemours & Co., Ltd.                                                10,770,000
             98,700 Engelhard Corp.                                                                       1,850,625
            101,800 Minnesota Mining & Manufacturing Co.                                                  9,467,400
             35,800 Praxair, Inc.                                                                         1,584,150
             38,500 Rohm & Haas Co.                                                                       1,114,094
                                                                                                      -------------
                                                                                                         29,937,037

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
             19,700 Kimberly-Clark Corp.                                                                  1,152,450

Electric Utilities (3.7%)
-------------------------------------------------------------------------------------------------------------------
            113,200 CP&L Energy, Inc.                                                                     4,188,400
            104,400 Entergy Corp.                                                                         3,177,675
             90,700 Reliant Energy, Inc.                                                                  3,367,238
             76,500 SCANA Corp.                                                                           2,094,188
                                                                                                      -------------
                                                                                                         12,827,501

Energy (18.7%)
-------------------------------------------------------------------------------------------------------------------
            292,200 Baker Hughes, Inc.                                                                   10,683,563
             47,600 BJ Services Co. (NON)                                                                 3,189,200
             31,300 Cooper Cameron Corp. (NON)                                                            2,435,531
            229,500 Global Marine, Inc.                                                                   7,415,719
            238,000 Halliburton Co.                                                                      12,614,000
            119,600 Schlumberger, Ltd.                                                                   10,203,375
            204,019 Transocean Sedco Forex, Inc.                                                         12,190,135
            119,300 Weatherford International, Inc. (NON)                                                 5,599,644
                                                                                                      -------------
                                                                                                         64,331,167

Insurance (2.0%)
-------------------------------------------------------------------------------------------------------------------
             53,500 American General Corp.                                                                3,895,469
             53,600 Lincoln National Corp.                                                                2,894,400
                                                                                                      -------------
                                                                                                          6,789,869

Machinery (0.7%)
-------------------------------------------------------------------------------------------------------------------
             62,000 Caterpillar, Inc.                                                                     2,278,500

Metals (4.0%)
-------------------------------------------------------------------------------------------------------------------
             16,100 Alcan Aluminum Ltd. (Canada)                                                            528,281
            149,400 Alcoa, Inc.                                                                           4,967,550
             85,900 Barrick Gold Corp.                                                                    1,369,031
             75,600 Broken Hill Proprietary Co., Ltd. (Australia)                                         1,663,200
            170,674 Freeport-McMoRan Copper & Gold Co., Inc. Class A                                      1,621,403
             40,800 Inco Ltd. (Canada)                                                                      729,300
             21,060 Phelps Dodge Corp.                                                                      937,170
             33,000 Pohang Iron & Steel Company, Ltd. ADR (South Korea)                                     701,250
             72,100 Rio Tinto PLC (United Kingdom)                                                        1,152,594
             11,900 USX-U.S. Steel Group                                                                    206,763
                                                                                                      -------------
                                                                                                         13,876,542

Natural Gas Utilities (14.0%)
-------------------------------------------------------------------------------------------------------------------
            122,400 Coastal Corp.                                                                         8,430,300
            165,500 El Paso Energy Corp.                                                                  9,640,375
            156,200 Enron Corp.                                                                          13,257,470
             45,100 Equitable Resources, Inc.                                                             2,539,694
            100,400 Kinder Morgan, Inc.                                                                   3,695,975
            231,600 Williams Companies, Inc.                                                             10,668,075
                                                                                                      -------------
                                                                                                         48,231,889

Oil & Gas (36.0%)
-------------------------------------------------------------------------------------------------------------------
             85,600 Alberta Energy Company Ltd.                                                           3,156,500
            132,814 Anadarko Petroleum Corp.                                                              8,735,177
            115,800 Apache Corp.                                                                          7,295,400
            220,352 BP Amoco PLC ADR (United Kingdom)                                                    12,174,448
             98,700 Chevron, Inc.                                                                         8,340,150
            161,700 Conoco, Inc.                                                                          4,072,819
            288,153 Conoco, Inc. Class B                                                                  7,527,997
             67,700 Devon Energy Corp.                                                                    3,964,681
             29,000 ENI-Ente Nazionale Idrocarburi SpA ADR (Italy)                                        1,694,688
            143,200 EOG Resources, Inc.                                                                   5,477,400
            192,560 ExxonMobil Corp.                                                                     15,717,710
            230,200 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      14,085,363
             88,000 Sunoco, Inc.                                                                          2,392,500
            132,400 Talisman Energy, Inc. (Canada) (NON)                                                  4,460,225
             65,300 Texaco, Inc.                                                                          3,362,950
            106,600 Tosco Corp.                                                                           3,251,300
            192,044 Total Fina Elf S.A. ADR (France)                                                     14,307,278
             95,905 Unocal Corp.                                                                          3,200,829
             28,600 Valero Energy Corp.                                                                     861,575
                                                                                                      -------------
                                                                                                        124,078,990

Paper & Forest Products (6.3%)
-------------------------------------------------------------------------------------------------------------------
            120,600 Boise Cascade Corp.                                                                   3,602,925
             76,701 Bowater, Inc.                                                                         3,940,514
            219,700 Sappi, Ltd. ADR (South Africa)                                                        1,894,913
             45,500 Sealed Air Corp. (NON)                                                                2,334,719
            626,000 Smurfit (Jefferson) Group PLC                                                         1,238,388
            186,700 Smurfit-Stone Container Corp. (NON)                                                   2,450,438
             71,200 Temple Inland, Inc.                                                                   3,021,550
             72,000 Weyerhaeuser Co.                                                                      3,334,500
                                                                                                      -------------
                                                                                                         21,817,947

Pharmaceuticals (2.4%)
-------------------------------------------------------------------------------------------------------------------
             26,800 Bristol-Myers Squibb Co.                                                              1,420,400
             44,600 Johnson & Johnson                                                                     4,100,413
             47,900 Pharmacia Corp.                                                                       2,805,144
                                                                                                      -------------
                                                                                                          8,325,957

Railroads (0.4%)
-------------------------------------------------------------------------------------------------------------------
             23,700 Kansas City Southern Industries, Inc.                                                   219,225
             25,900 Union Pacific Corp.                                                                   1,029,525
                                                                                                      -------------
                                                                                                          1,248,750

Telecommunications (0.6%)
-------------------------------------------------------------------------------------------------------------------
             36,800 ALLTEL Corp.                                                                          1,860,700
                                                                                                      -------------
                    Total Common Stocks (cost $267,394,173)                                           $ 342,368,799


SHORT-TERM INVESTMENTS (0.6%) (a) (cost $1,933,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,933,000 Interest in $749,144,000 joint repurchase agreement dated August 31, 2000 with S.B.C. Warburg Inc.
                    due September 1, 2000 with respect to various
                    U.S. Treasury obligations-- maturity value of $1,933,357
                    for an effective yield of 6.65%                                                   $   1,933,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $269,327,173) (b)                                         $ 344,301,799
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $344,488,621.

  (b) The aggregate identified cost on a tax basis is $275,376,674, resulting in gross unrealized appreciation and depreciation of $75,826,972 and $6,901,847, respectively, or net unrealized appreciation of $68,925,125.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2000:
      (as percentage of Market Value)

         Canada                    1.7
         France                    4.1
         Netherlands               4.1
         United Kingdom            3.9
         United States            84.5
         Other                     1.7
                                ------
         Total                   100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $269,327,173) (Note 1)                                        $344,301,799
-------------------------------------------------------------------------------------------
Cash                                                                                    646
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   937,120
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              705,718
-------------------------------------------------------------------------------------------
Total assets                                                                    345,945,283

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          533,338
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        581,640
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           69,202
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,679
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,065
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              197,397
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               53,341
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,456,662
-------------------------------------------------------------------------------------------
Net assets                                                                     $344,488,621

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $256,349,297
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        676,151
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                            12,488,989
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                74,974,184
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $344,488,621

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($206,190,480 divided by 9,461,266 shares)                                           $21.79
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $21.79)*                              $23.12
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($126,004,376 divided by 5,895,045 shares)**                                         $21.37
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,040,066 divided by 186,719 shares)**                                             $21.64
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,253,699 divided by 381,677 shares)                                               $21.62
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of 21.62)*                               $22.40
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $109,584)                                      $ 5,942,192
-------------------------------------------------------------------------------------------
Interest                                                                            101,377
-------------------------------------------------------------------------------------------
Total investment income                                                           6,043,569

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,285,658
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      478,937
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    17,016
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,584
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               469,938
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,305,628
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                15,230
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                51,362
-------------------------------------------------------------------------------------------
Other                                                                               139,966
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,770,319
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (78,015)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,692,304
-------------------------------------------------------------------------------------------
Net investment income                                                             1,351,265
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 21,244,918
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                             (274)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       11,036,420
-------------------------------------------------------------------------------------------
Net gain on investments                                                          32,281,064
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $33,632,329
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended August 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  1,351,265     $  2,510,717
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                21,244,918       (1,369,261)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                           11,036,146      106,473,706
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   33,632,329      107,615,162
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,797,242)      (2,162,804)
--------------------------------------------------------------------------------------------------
   Class B                                                               (376,428)        (565,276)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (6,874)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                (30,294)         (41,873)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (2,960,718)     (10,182,664)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,223,059)      (7,302,527)
--------------------------------------------------------------------------------------------------
   Class C                                                                (12,226)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (112,880)        (375,903)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                                     --       (1,150,430)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (825,034)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (42,469)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (39,423,087)       2,065,937
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (13,310,479)      87,032,119

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     357,799,100      270,766,981
--------------------------------------------------------------------------------------------------
End of year (including  undistributed net investment
income of $676,151 and $1,535,724, respectively)                     $344,488,621     $357,799,100
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.98       $15.28       $22.13       $18.03       $16.09
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (c)                .14          .20          .20          .25          .28
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.17         5.91        (5.47)        5.18         2.09
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.31         6.11        (5.27)        5.43         2.37
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.23)        (.21)        (.16)        (.34)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.06)       (1.37)       (1.17)        (.09)
------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.12)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.50)       (1.41)       (1.58)       (1.33)        (.43)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.79       $19.98       $15.28       $22.13       $18.03
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 12.07        42.50       (25.34)       31.39        14.95
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       206,190      200,824      157,589      239,539      170,678
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.15         1.16         1.20         1.23         1.27
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .74         1.09          .95         1.26         1.62
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                199.50       118.37        28.63        39.25        47.71
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.61       $15.00       $21.77       $17.81       $15.94
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (loss)(c)         (.01)         .06          .04          .10          .15
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.13         5.81        (5.37)        5.11         2.07
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.12         5.87        (5.33)        5.21         2.22
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.05)        (.08)        (.07)        (.08)        (.26)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.06)       (1.37)       (1.17)        (.09)
------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.12)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.36)       (1.26)       (1.44)       (1.25)        (.35)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.37       $19.61       $15.00       $21.77       $17.81
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 11.19        41.42       (25.91)       30.40        14.14
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $126,004     $146,228      107,252      142,442       66,375
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.90         1.91         1.95         1.98         2.04
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.04)         .35          .21          .52          .85
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                199.50       118.37        28.63        39.25        47.71
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------
                                                        For the period
Per-share                            Year ended         July 26, 1999+
operating performance                 August 31          to August 31
----------------------------------------------------------------------
                                        2000                  1999
----------------------------------------------------------------------
Net asset value,
beginning of period                   $19.98                $19.78
----------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------
Net investment income (c)                .03                   .02
----------------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.12                   .18
----------------------------------------------------------------------
Total from
investment operations                   2.15                   .20
----------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------
From net
investment income                       (.18)                   --
----------------------------------------------------------------------
From net realized gain
on investments                          (.31)                   --
----------------------------------------------------------------------
In excess of net
realized gain on investments              --                    --
----------------------------------------------------------------------
Total distributions                     (.49)                   --
----------------------------------------------------------------------
Net asset value,
end of period                         $21.64                $19.98
----------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------
Total return at
net asset value (%)(a)                 11.22                  1.01*
----------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,040                  $209
----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.90                   .19*
----------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .14                   .13*
----------------------------------------------------------------------
Portfolio turnover (%)                199.50                118.37
----------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.82       $15.15       $21.99       $17.97       $16.07
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (c)                .05          .11          .09          .15          .19
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.14         5.86        (5.42)        5.16         2.09
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.19         5.97        (5.33)        5.31         2.28
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.12)        (.14)        (.12)        (.29)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.31)       (1.06)       (1.37)       (1.17)        (.09)
------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --         (.12)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.39)       (1.30)       (1.51)       (1.29)        (.38)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $21.62       $19.82       $15.15       $21.99       $17.97
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 11.47        41.72       (25.73)       30.79        14.39
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         8,254      $10,537        5,926        7,853        2,641
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.65         1.66         1.70         1.73         1.85
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .26          .62          .45          .77         1.07
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                199.50       118.37        28.63        39.25        47.71
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
August 31, 2000

Note 1
Significant accounting policies

Putnam Global Natural Resources Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.
Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2000, the fund required no such reclassifications.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 2000, fund expenses were reduced by $78,015 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $692 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $44,023 and $1,900 from the sale of class A and class M shares, respectively, and received $362,026 and $708 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $14,877 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $648,486,219 and $694,689,380, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,678,847        $ 73,922,198
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  234,570           4,276,206
---------------------------------------------------------------------------
                                             3,913,417          78,198,404

Shares
repurchased                                 (4,502,655)        (88,599,595)
---------------------------------------------------------------------------
Net decrease                                  (589,238)       $(10,401,191)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,489,587        $170,456,258
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  775,875          12,134,731
---------------------------------------------------------------------------
                                            10,265,462         182,590,989

Shares
repurchased                                (10,527,918)       (188,703,653)
---------------------------------------------------------------------------
Net decrease                                  (262,456)       $ (6,112,664)
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,973,938        $ 58,761,585
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  125,022           2,246,636
---------------------------------------------------------------------------
                                             3,098,960          61,008,221

Shares
repurchased                                 (4,661,636)        (91,073,166)
---------------------------------------------------------------------------
Net decrease                                (1,562,676)       $(30,064,945)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,974,343         $89,304,868
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  476,918           7,358,783
---------------------------------------------------------------------------
                                             5,451,261          96,663,651

Shares
repurchased                                 (5,142,465)        (91,552,333)
---------------------------------------------------------------------------
Net increase                                   308,796         $ 5,111,318
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    223,992          $4,523,666
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      862              15,683
---------------------------------------------------------------------------
                                               224,854           4,539,349

Shares
repurchased                                    (48,620)           (967,579)
---------------------------------------------------------------------------
Net increase                                   176,234          $3,571,770
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                           August 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     10,485            $216,902
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                10,485             216,902

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                    10,485            $216,902
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    607,237         $12,195,438
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,420             134,665
---------------------------------------------------------------------------
                                               614,657          12,330,103

Shares
repurchased                                   (764,739)        (14,858,824)
---------------------------------------------------------------------------
Net decrease                                  (150,082)        $(2,528,721)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    866,310         $16,408,162
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   27,372             426,192
---------------------------------------------------------------------------
                                               893,682          16,834,354

Shares
repurchased                                   (753,129)        (13,983,973)
---------------------------------------------------------------------------
Net increase                                   140,553         $ 2,850,381
---------------------------------------------------------------------------

Note 5
Change in independent
accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountant and voted to appoint KPMG LLP for the fund's fiscal year August 31, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $10,918,336 capital gain, for its taxable year ended August 31, 2000.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Deborah Keunstner
Vice President

Dolores Snyder Bamford
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN007  64667  018/501/2AD  10/00